Fourth Quarter FY’24 Earnings Conference Call Daniel J. Crowley, Chairman, President & CEO James F. McCabe, Jr., Senior Vice President & CFO

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are often, but not always, identified by words such as “anticipate”, “believe”, “expect”, “plan”, “intend”, “project”, “may”, “will”, “should”, “could”, or similar words suggesting future outcomes or outlooks. These forward-looking statements include, but are not limited to, statements of expectations of or assumptions about strategic actions (including the ability to complete previously announced transactions), objectives, expectations, intentions, aerospace market conditions, aircraft production rates, financial and operational performance, including with respect to preliminary results of discontinued operations, revenue and earnings growth and profitability and earnings results. These statements are based on the current projections, expectations and beliefs of TRIUMPH’s management. These forward looking statements involve known and unknown risks, uncertainties and other factors which could cause actual results to differ materially from any expected future results, performance or achievements, including, but not limited to, competitive and cyclical factors relating to the aerospace industry, dependence on some of TRIUMPH’s business from key customers, requirements of capital, uncertainties relating to the integration of acquired businesses, general economic conditions affecting TRIUMPH’s business segments, product liabilities in excess of insurance, technological developments, limited availability of raw materials or skilled personnel, changes in governmental regulation and oversight, international hostilities and terrorism and bondholder response to any offer of ours to repurchase their notes. Further information regarding the important factors that could cause actual results, performance or achievements to differ from those expressed in any forward-looking statements can be found in TRIUMPH’s reports filed with the SEC, including in the risk factors described in TRIUMPH’s Annual Report on Form 10-K for the fiscal year ended March 31, 2023. The presentation contains Non-GAAP measures. Please see slides titled “Non-GAAP Disclosures” for more information. TRIUMPH / Q4 FY’24 / May 23, 2024 | 2 Forward Looking Statement

Q4 FY’24 Takeaways and Full Year Business Mix FY24 Sales by End Market FY24 Relative Profit Note: Operating companies presented in the chart based on relative net sales contribution.  Product Support sale complete Deleveraged from 7.6x to 4.9x two plus years early Strong Q4 Results: Non-aviation sales now 5% Strong finish to the year; Balance Sheet actions derisk multi-year forecast Organic Growth 11% Aftermarket 34% of sales Backlog up 22% TRIUMPH / Q4 FY’24 / May 23, 2024 | 3

Top 5 Programs in backlog growing Backlog up 22% Profitability of backlog improving Long Term Rate Trend Top Programs in Backlog TRIUMPH / Q4 FY’24 / May 23, 2024 | 4

Aftermarket Sales Trend and Recent Awards


FY21 – FY24
CAGR 9%
$400
$350
$300
$250
$200
$150
$100
$50
$0
FY21
FY22
FY23
FY24
FY25

Q4 Segment Awards

Deliveries in FY25 and beyond:

US Navy: SH-60 engine control unit upgrade

Collins: A380 LG overhauls

AeroPartners: CH-47 HMU spares

U.S. Navy: V-22 PCA MRO

Strong Aftermarket Growth Enabled by Fleet Usage and TRIUMPH's IP/Sole Source Position

TRIUMPH™

TRIUMPH / Q4 FY'24 / May 23, 2024 | 5

787 Landing Gear 787 LG O/H Market Size 2025 – 2031: $180M Actuators, valves, uplocks, hydraulic power pack, nose wheel steering 47 LRU's (Line Replaceable Units) A380 Landing Gear A380 LG O/H Market Size 2025 – 2031: $60M Actuators, valves, uplocks, body LG steering 76 LRU's (Line Replaceable Units) Aircraft Landing Gear Overhaul Momentum TRIUMPH / Q4 FY’24 / May 23, 2024 | 6 View of 787 Nose Landing Gear 787 Nose Gear 787 Main Gear

Notable Awards in the 4th Quarter

FY24 Book-to-Bill: 1.28


KF-21

Significant Diversity Between Fixed Wing, Rotorcraft, Commercial, and Military

Customer	Program	Product	Sole Source	IP	New Product
GE Aerospace	Mult.	Fuel Pumps & HXs LTA	✓	✓	
SAAB	787	Cargo Door Power & Actuation	✓	✓	
Collins	KF-21	Water Collector / Heat Exchanger			✓
KAI	KF-21	AMAD Gearbox	✓	✓	✓
MD Helicopters	MD500N	Main Transmission	✓		
U.S. Navy	V-22	Pylon Conversion Actuation MRO	✓	✓	
U.S. Army	AH-64	EMC-102 Spares & MRO	✓	✓	
Bombardier	Global 7500	High Lift Drive Mechanism	✓	✓	
Moog	F-16	Leading Edge Flap Drive Motor	✓	✓	

TRIUMPH™

TRIUMPH / Q4 FY'24 / May 23, 2024 | 7

Strong Cash & Availability; > 50% Reduction in Net Debt Over FY’23 Cash & Availability ~$437M as of Mar 31 Called additional $120M First Lien Notes at 103% in May ’24 Greater than 50% reduction in Net Debt in FY ($ IN MILLIONS) FY’24 Q4 FY’23 Q4 9.000% First Lien Notes due Mar 2028 $1,079 $1,200 Receivable Securitization  $-  $- 7.750% Unsecured Notes due Aug 2025 $- $499 Finance Leases and Other $16 $15 Less: Cash ($393) ($227) Net Debt $702 $1,487 Net Leverage 4.9x 7.6x Net Debt, Net Leverage, and Liquidity TRIUMPH / Q4 FY’24 / May 23, 2024 | 8

Strong Organic Sales Growth; Increased Aftermarket Contribution ($ IN MILLIONS) FY’24 FY’23 Net Sales $1,192 $1,130 Operating Income 86 196 Operating Margin 7% 17% Adjusted Operating Income* 115 115 Adjusted Operating Margin* 10% 10% Adjusted EBITDAP* 144 150 Adjusted EBITDAP Margin* 12% 13% *See Appendix for Non-GAAP reconciliation Consolidated Full Year Results TRIUMPH / Q4 FY’24 / May 23, 2024 | 9

Seasonally Strong Sales and Margin Quarter   11% organic sales growth   31% growth in aftermarket sales   23% Adjusted EBITDAP margin in      Systems & Support in Q4   Sequential improvement in Interiors Lower military OEM volumes ($ IN MILLIONS) FY’24 Q4 FY’23 Q4 Net Sales $359 $325 Operating Income 45 43 Operating Margin 12% 13% Adjusted Operating Income* 56 47 Adjusted Operating Margin* 16% 14% Adjusted EBITDAP* 58 54 Adjusted EBITDAP Margin* 16% 16% *See Appendix for Non-GAAP reconciliation Consolidated Quarterly Results TRIUMPH / Q4 FY’24 / May 23, 2024 | 10

OEM Commercial MRO Commercial Increasing 787 volume offset by lower Bell 429 output  Increased spares volumes across multiple business jet programs and legacy 737 aircraft Commercial Sales – Q4 FY’24 TRIUMPH / Q4 FY’24 / May 23, 2024 | 11 Sustained Commercial MRO demand; OEM end market fundamentals remain strong

Military OEM Military MRO Military OEM volume declines offset by more profitable aftermarket sales CH-53K backlog growth and new military programs offset decreased V-22 & UH-60 deliveries. Increases in spares and repairs for V-22, CH-47 and F-15 programs offset declines in AH-64 related spares Military Sales – Q4 FY’24 TRIUMPH / Q4 FY’24 / May 23, 2024 | 12

Positive FCF in Q4; Working capital benefit on strong deliveries and improving supply chain Cash flow positive in Q4 as expected, with significant working capital improvement, yielding a $19M YTD benefit Working capital anticipated grow in Q1 FY’25 and recover in 2H *Differences due to rounding ($ IN MILLIONS) FY’24 Q4 FY’24 YTD Cash Flow From Operations $78 $9 Less: Capital Expenditures (6) (22) Free Cash Flow* 72 $(12) Cash Flow TRIUMPH / Q4 FY’24 / May 23, 2024 | 13

($ IN MILLIONS, EXCEPT WHERE NOTED) FY25E Net Sales ($B) ~ $1.2 Operating Income ~ $140 Adjusted EBITDAP – non-GAAP ~ $182 Cash flow from operations $30 - $50 Capital expenditure $20 - $25 Free cash flow $10 - $25 Interest Expense / Cash Interest $95 / $90 Income Taxes Expense / Cash $7 / $12 Modest Sales Growth Adjusted EBITDAP margin up to 15% Positive free cash flow FY25 Guidance TRIUMPH / Q4 FY’24 / May 23, 2024 | 14

The Recursive Cycle of Deleveraging Benefits Reduce Debt and Increase EBITDAP Lower Rates; Less Debt; Less Interest Expense Credit Improves; Refinance Remaining Debt Increased Free Cash Flow TRIUMPH / Q4 FY’24 / May 23, 2024 | 15

Longer Term Financial Targets

Sales growth, margin expansion and FCF generation reduce net leverage to ~2.6x in FY26

($B)	FY24A	FY25E	FY26E	FY28E
Net Sales	$ 1.2	~$ 1.2	$ 1.4	$ 1.6
EBITDAP Margin %	12 %	~15 %	~16.5 %	~20 %
Free Cash as % of Sales	-- %	~2 %	~4 %	~10 %
Net Leverage (Net Debt / EBITDAP)	~4.9 x	~3.5 x	~2.6 x	< 1.5 x

TRIUMPH™

TRIUMPH / Q4 FY'24 / May 23, 2024 | 16

FY24 – FY26 Key Value Drivers Include Price, Volume, and Cost Outs TRIUMPH / Q4 FY’24 / May 23, 2024 | 17

Expanding profitability and FCF supports de-leveraging Advancing TRIUMPH’s Value Proposition  Pure play engineered systems, components and MRO business Large and growing installed base with significant aftermarket tail Long-term forecast based on backlog and customer demand High barriers to entry, cost of switching, pricing leverage Significant upside as targets are achieved 1 2 3 4 6 5 FY’24-’25 Progress 90% Sole-sourced;  60% IP-based 29% aftermarket (Up 20% over FY23) Backlog up 22% $75M in price increases in FY25 300 bps Adj EBITDAP margin improvement in FY25 De-leveraging accelerated 2+ years TRIUMPH / Q4 FY’24 / May 23, 2024 | 18 As presented at TRIUMPH’s September 13, 2023 Investor Day

Geared Solutions Progress TRIUMPH / Q4 FY’24 / May 23, 2024 | 19

TRIUMPH IP Flywheel – Long Term Value Creation

Strategy

Technology & Product Roadmaps

Enables

Engaging Customers / Deploying Engineering Teams

Success

Creating Demand / Pull for TRIUMPH Products



ACES
Cyber Enabled Processor & Controls
Large Thermal System
Propulsion Gearboxes
New GB's (5 new NPI programs) ADM
Intellectual Property Fly-Wheel
Afterburner Fuel Controls
Digital Concentrator Units & Cockpit Indicator Panels
High Performance Fuel Pumps
Fuel Additive Injection Device (FAID)
Fueldraulic & Elec. Eng Actuation
New Product Lines

TRIUMPH

TRIUMPH / Q4 FY'24 / May 23, 2024 | 20

Appendix TRIUMPH / Q4 FY’24 / May 23, 2024 | 21

Top Program Shipset Content

Military Vehicles



$880K

AH-64 Apache

Complete thermal system including cabin and avionics bay cooling (27 LRU's), loose gears, gun actuation, T700 electronic engine controls



$2,400K

CH-53K

Nose wheel shimmy damper, landing gear actuation, heat exchangers, blade fold system, blade dynamic damping system, refueling probe, ground support kneeling system, APU starter, rotor braking



$300K+

F-15EX

Gun drive motor, APU starter motor, valves, engine cables, thermal pump pack, heat exchangers



$560K

CH-47

UBA's & lag dampers, heat exchanger, engine electronic control units, hydromechanical units

Commercial Transport



$300K

737MAX

Landing gear actuation, spoiler actuation, steering actuation, valves, fuses, accumulators, LEAP gearbox, cabin insulation and ECS ducting



$1,000K

787

Complete landing gear hydraulic system including all actuation, nose wheel steering, ground service panel, cargo door actuation system, Trent 1000 engine gears, GEnx heat exchangers, insulation system, ECS ducting



$200K

A320NEO

Hydraulic power transfer unit, landing gear uplocks, cowl door opening actuators, valves, heat exchangers, LEAP gearbox (60% of fleet options)



$330K

A350

Engine turbine case cooling control, valves, heat exchangers, auxiliary power pack, cargo door actuation, cabin insulation system

TRIUMPH

TRIUMPH / Q4 FY'24 / May 23, 2024 | 22

Pension/OPEB Analysis ($ in millions) FY’25 FY’24 Pension Expense (Income) ^ ≈ $13 ≈ $5 OPEB Expense (Income) ^ ≈ ($9) ≈ ($9) ^ Excludes impact from one-time adjustments such as curtailments, settlements or special termination benefits. Est. required contributions ($ in millions) Pension OPEB Fiscal 2025 $23 < $1 Fiscal 2026 $41 < $1 Fiscal 2027 $36 < $1 Fiscal 2028 $32 < $1 Fiscal 2029 $25 < $1 Thereafter $21 < $1 Supplemental Data TRIUMPH / Q4 FY’24 / May 23, 2024 | 23

We prepare and publicly release annual audited and quarterly unaudited financial statements prepared in accordance with U.S. GAAP. In accordance with Securities and Exchange Commission (the "SEC") rules, we also disclose and discuss certain non-GAAP financial measures in our public filings and earning releases. Currently, the non-GAAP financial measures that we disclose are Adjusted EBITDA, which is our income (loss) from continuing operations before interest and gains or losses on debt extinguishment, income taxes, amortization of acquired contract liabilities, consideration payable to customer related to divestitures, legal judgments and settlements, gains/loss on divestitures, gains/losses on warrant remeasurements and warrant-related transaction costs, share-based compensation expense, depreciation and amortization (including impairment of long-lived assets), other non-recurring impairments, and the effects of certain pension charges such as curtailments, settlements, withdrawals, and other early retirement incentives; and Adjusted EBITDAP, which is Adjusted EBITDA, before pension expense or benefit (excluding pension charges already adjusted in Adjusted EBITDA). We disclose Adjusted EBITDA on a consolidated and Adjusted EBITDAP on a consolidated and a reportable segment basis in our earnings releases, investor conference calls and filings with the SEC. The non-GAAP financial measures that we use may not be comparable to similarly titled measures reported by other companies. Also, in the future, we may disclose different non-GAAP financial measures in order to help our investors more meaningfully evaluate and compare our future results of operations with our previously reported results of operations. We view Adjusted EBITDA and Adjusted EBITDAP as operating performance measures and, as such, we believe that the U.S. GAAP financial measure most directly comparable to such measures is income (loss) from continuing operations. In calculating Adjusted EBITDA and Adjusted EBITDAP, we exclude from income (loss) from continuing operations the financial items that we believe should be separately identified to provide additional analysis of the financial components of the day-to-day operation of our business. We have outlined below the type and scope of these exclusions and the material limitations on the use of these non-GAAP financial measures as a result of these exclusions. Adjusted EBITDA and Adjusted EBITDAP are not measurements of financial performance under U.S. GAAP and should not be considered as a measure of liquidity, as an alternative to income (loss) from continuing operations, or as an indicator of any other measure of performance derived in accordance with U.S. GAAP. Investors and potential investors in our securities should not rely on Adjusted EBITDA or Adjusted EBITDAP as a substitute for any U.S. GAAP financial measure, including income (loss) from continuing operations. In addition, we urge investors and potential investors in our securities to carefully review the reconciliation of Adjusted EBITDA and Adjusted EBITDAP to income (loss) from continuing operations set forth below, in our earnings releases, and in other filings with the SEC and to carefully review the U.S. GAAP financial information included as part of our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K that are filed with the SEC, as well as our quarterly earnings releases, and compare the U.S. GAAP financial information with our Adjusted EBITDA and Adjusted EBITDAP. Adjusted EBITDA and Adjusted EBITDAP are used by management to internally measure our operating and management performance and by investors as a supplemental financial measure to evaluate the performance of our business that, when viewed with our U.S. GAAP results and the accompanying reconciliation, we believe provides additional information that is useful to gain an understanding of the factors and trends affecting our business. We have spent more than 20 years expanding our product and service capabilities, partially through acquisitions of complementary businesses. Due to the expansion of our operations, which included acquisitions, our income (loss) from continuing has included significant charges for depreciation and amortization. Adjusted EBITDA and Adjusted EBITDAP exclude these charges and provide meaningful information about the operating performance of our business, apart from charges for depreciation and amortization. We believe the disclosure of Adjusted EBITDA and Adjusted EBITDAP helps investors meaningfully evaluate and compare our performance from quarter to quarter and from year to year. We also believe Adjusted EBITDA and Adjusted EBITDAP are measures of our ongoing operating performance because the isolation of noncash charges, such as depreciation and amortization, and nonoperating items, such as interest, income taxes, pension and other postretirement benefits, provides additional information about our cost structure and, over time, helps track our operating progress. In addition, investors, securities analysts, and others have regularly relied on Adjusted EBITDA and Adjusted EBITDAP to provide financial measures by which to compare our operating performance against that of other companies in our industry. Non-GAAP Disclosures TRIUMPH / Q4 FY’24 / May 23, 2024 | 24

Set forth below are descriptions of the financial items that have been excluded from our income (loss) from continuing operations to calculate Adjusted EBITDA and Adjusted EBITDAP and the material limitations associated with using these non-GAAP financial measures as compared with income from continuing operations: Gains or losses from sale of assets and businesses may be useful for investors to consider because they reflect gains or losses from sale of operating units or other assets. We do not believe these earnings necessarily reflect the current and ongoing cash earnings related to our operations. Warrants remeasurement gains or losses and warrant-related transaction costs may be useful for investors to consider because they reflect the mark-to-market changes in the fair value of our warrants and the costs associated with warrants issuance or settlement. We do not believe these earnings necessarily reflect the current and ongoing cash earnings related to our operations. Consideration payable to a customer related to a divestiture may be useful for investors to consider because it reflects consideration paid to facilitate the ultimate sale of operating units. We do not believe these charges necessarily reflect the current and ongoing cash earnings related to our operations. Shareholder cooperation expenses may be useful for investors to consider because they represent certain costs of corporate governance that may be incurred periodically when reaching cooperative agreements with shareholders.  We do not believe these charges necessarily reflect the current and ongoing cash earnings related to our operations. Legal loss contingencies, when applicable, may be useful for investors to consider because it reflects gains or losses from legal disputes with third parties. We do not believe these gains or losses reflect the current and ongoing earnings related to our operations.  Non-service defined benefit income or expense from our pension and other postretirement benefit plans (inclusive of certain pension related transactions such as curtailments, settlements, withdrawal, and early retirement or other incentives) may be useful for investors to consider because they represent the cost of postretirement benefits to plan participants, net of the assumption of returns on the plan's assets and are not indicative of the cash paid for such benefits. We do not believe these earnings necessarily reflect the current and ongoing cash earnings related to our operations.  Amortization of acquired contract liabilities may be useful for investors to consider because it represents the noncash earnings on the fair value of off-market contracts acquired through acquisitions. We do not believe these earnings necessarily reflect the current and ongoing cash earnings related to our operations.  Amortization expense and nonrecurring asset impairments (including goodwill and intangible asset impairments) may be useful for investors to consider because it represents the estimated attrition of our acquired customer base and the diminishing value of trade names, product rights, licenses, or, in the case of goodwill, other assets that are not individually identified and separately recognized under U.S. GAAP, or, in the case of nonrecurring asset impairments, the impact of unusual and nonrecurring events affecting the estimated recoverability of existing assets. We do not believe these charges necessarily reflect the current and ongoing cash charges related to our operating cost structure.  Depreciation may be useful for investors to consider because it generally represents the wear and tear on our property and equipment used in our operations. We do not believe these charges necessarily reflect the current and ongoing cash charges related to our operating cost structure.  Share-based compensation may be useful for investors to consider because it represents a portion of the total compensation to management and the board of directors. We do not believe these charges necessarily reflect the current and ongoing cash charges related to our operating cost structure.  The amount of interest expense and other, as well as debt extinguishment gains or losses, we incur may be useful for investors to consider and may result in current cash inflows or outflows. However, we do not consider the amount of interest expense and other and debt extinguishment gains or losses to be a representative component of the day-to-day operating performance of our business.  Income tax expense may be useful for investors to consider because it generally represents the taxes which may be payable for the period and the change in deferred income taxes during the period and may reduce the amount of funds otherwise available for use in our business. However, we do not consider the amount of income tax expense to be a representative component of the day-to-day operating performance of our business.  Non-GAAP Disclosures TRIUMPH / Q4 FY’24 / May 23, 2024 | 25

Adjusted Operating Income is defined as GAAP Operating Income, less expenses/gains associated with the Company's transformation, such as restructuring expenses, gains/losses on divestitures, defined benefit plan gains/losses from curtailments, settlements, etc; impairments of goodwill and other assets. Management believes that this is useful in evaluating operating performance, but this measure should not be used in isolation. The following table reconciles our Operating income to Adjusted Operating income as noted above. Non-GAAP Disclosures TRIUMPH / Q4 FY’24 / May 23, 2024 | 26

Management compensates for the above-described limitations of using non-GAAP measures by using a non-GAAP measure only to supplement our GAAP results and to provide additional information that is useful to gain an understanding of the factors and trends affecting our business. The following table shows our estimated Adjusted EBITDAP reconciled to our operating income for the indicated periods (in thousands): Non-GAAP Disclosures TRIUMPH / Q4 FY’24 / May 23, 2024 | 27

Free Cash Flow Walk *See Appendix slide 13 for Non-GAAP reconciliation ($ IN MILLIONS) FY’24 Q4 FY’24 YTD Net Income 547 512 Non-Cash Items: Depreciation & Amortization 8 33 Interest Expense & Other 33 145 Amortization of Acquired Contracts (1) (3) Pension & OPEB Expense (Income) -- (2) Income Tax Expense 3 7 (Gain) loss on sale of assets (568) (556) Other non-cash items 9 10 Cash Sources (Uses): Working Capital Change 132 29 Interest Payments (77) (152) Capital Expenditures (6) (22) Tax Payments, Net (8) (13) Free Cash Flow (Use) 72 (12) TRIUMPH / Q4 FY’24 / May 23, 2024 | 28